EXHIBIT 10 (bw)


                             TERMINATION ADDENDUM

                                    to the

                           QUOTA SHARE RETROCESSION
                            REINSURANCE AGREEMENT
                         Effective:  January 1, 1997

                                  issued to

                         DORINCO REINSURANCE COMPANY
                              Midland, Michigan

                                      by

                 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                                Dallas, Texas



 IT IS HEREBY AGREED that this Agreement shall be terminated on June 30, 2000, in accordance with the run-off provisions of ARTICLE 3 - COMMENCEMENT AND TERMINATION.

 IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives at:

 Midland, Michigan, this ___________ day of __________________________, 20__.


                     _______________________________________________________
                     DORINCO REINSURANCE COMPANY

 Dallas, Texas, this ___________ day of ______________________________, 20__.

                     _______________________________________________________
                     AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS